________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 30, 2006

          GSR Mortgage Loan Trust 2006-1F

(Exact Name of Issuing Entity)

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company

(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-127620	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2006-1F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-127620) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,378,473,364 aggregate principal amount of the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6,  Class 1A-7, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-11, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15, Class 1A-16, Class 1A-17, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 2A-11, Class 2A-12, Class 2A-13, Class 2A-14, Class 2A-15, Class 2A-16, Class 2A-17, Class 3A-1, Class 3A-2, Class 4A-1, Class 4A-2, Class 4A-3, Class 4A-4, Class 4A-5, Class 4A-6, Class 4A-7, Class 5A-1, Class 5A-2, Class 5A-3, Class 5A-4, Class 5A-5, Class 5A-6, Class 5A-7, Class 5A-8, Class 5A-9, Class 6A-1, Class 6A-2, Class 6A-3, Class 7A-1, Class 7A-2, Class 1A-P, Class 2A-P, Class A-X, Class 1M-1, Class 1B-1, Class 1B-2, Class 1B-3, Class 2M-1, Class 2B-1, Class 2B-2 and Class 2B-3 Certificates (the “Publicly Offered Certificates”) on January 30, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 17, 2005, as supplemented by the Prospectus Supplement dated January 25, 2006, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of January 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, JPMorgan Chase Bank, N.A., as a custodian, Deutsche Bank National Trust Company, as a custodian, and U.S. Bank National Association, as Trustee, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, January 2006 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class 1B-4, Class 1B-5, Class 1B-6, Class 2B-4, Class 2B-5, Class 2B-6, Class R, Class 1-RC, Class 2-RC and Class X Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,386,100,660 as of January 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.5.1

Master Servicing and Trust Agreement, dated as of January 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A. as securities administrator and master servicer, JPMorgan Chase Bank, N.A., as a custodian, and U.S. Bank National Association, as Trustee

4.5.2

Standard Terms to Master Servicing and Trust Agreement (January 2006 Edition)

4.6

Form of Publicly Offered Certificates

99.1

Interest Rate Cap Agreement, dated January 30, 2006, between Bear Stearns Financial Products Inc. and Goldman, Sachs & Co.

99.2

Novation Agreement, dated as of January 30, 2006, among Bear Stearns Financial Products Inc., Goldman, Sachs & Co. and GS Mortgage Securities Corp.

99.3

Novation Agreement, dated as of January 30, 2006, among Bear Stearns Financial Products Inc., GS Mortgage Securities Corp. and Wells Fargo Bank, N.A., not in its individual capacity but solely as securities administrator

99.4

the Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and Countrywide Home Loans Servicing LP, as servicer

99.5

the Amended and Restated Servicing Agreement dated as of November 1, 2005, between GSMC, as purchaser, and IndyMac Bank, F.S.B., as Servicer

99.6

the Amended and Restated Mortgage Loan Purchase, Sale & Servicing Agreement dated as of December 1, 2005, between GSMC, as purchaser, and PHH Mortgage Corporation, as seller and servicer

99.7

the Flow Servicing Agreement dated as of May 1, 2005, by and between GSMC, as purchaser and Countrywide Servicing, as servicer

99.8

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor and Countrywide Servicing, as servicer

99.9

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans, Inc., as a seller

99.10

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among the Depositor, the Trustee, Countrywide, as seller, and Countrywide Servicing, as servicer, and as acknowledged by Wells Fargo, N.A.

99.11

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor, and IndyMac, as seller and as servicer

99.12

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among the Depositor, the Trustee and IndyMac, as seller and as servicer, and as acknowledged by Wells Fargo, N.A.

99.13

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor, and PHH, as seller and as servicer

99.14

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among the Depositor, the Trustee and PHH, as seller and as servicer, and as acknowledged by Wells Fargo, N.A.

99.15

the conduit Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor and Countrywide

99.16

the conduit Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among the Depositor, the Trustee and as acknowledged by Wells Fargo, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:   /s/ Greg A. Finck

      Name: Greg A. Finck

      Title:   Managing Director

Dated:  January 30, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.

4.5.1

Master Servicing and Trust Agreement, dated as of January 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, JPMorgan Chase Bank, N.A., as a custodian, and U.S. Bank National Association, as Trustee

4.5.2

Standard Terms to Master Servicing and Trust Agreement (January 2006 Edition)

4.6

Form of Publicly Offered Certificates

99.1

Interest Rate Cap Agreement, dated January 30, 2006, between Bear Stearns Financial Products Inc. and Goldman, Sachs & Co.

99.2

Novation Agreement, dated as of January 30, 2006, among Bear Stearns Financial Products Inc., Goldman, Sachs & Co. and GS Mortgage Securities Corp.

99.3

Novation Agreement, dated as of January 30, 2006, among Bear Stearns Financial Products Inc., GS Mortgage Securities Corp. and Wells Fargo Bank, N.A., not in its individual capacity but solely as securities administrator

99.4

the Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and Countrywide Home Loans Servicing LP, as servicer

99.5

the Amended and Restated Servicing Agreement dated as of November 1, 2005, between GSMC, as purchaser, and IndyMac Bank, F.S.B., as Servicer

99.6

the Amended and Restated Mortgage Loan Purchase, Sale & Servicing Agreement dated as of December 1, 2005, between GSMC, as purchaser, and PHH Mortgage Corporation, as seller and servicer

99.7

the Flow Servicing Agreement dated as of May 1, 2005, by and between GSMC, as purchaser and Countrywide Servicing, as servicer

99.8

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor and Countrywide Servicing, as servicer

99.9

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans, Inc., as a seller

99.10

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among the Depositor, the Trustee, Countrywide, as seller, and Countrywide Servicing, as servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.11

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor, and IndyMac, as seller and as servicer

99.12

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among the Depositor, the Trustee and IndyMac, as seller and as servicer, and as acknowledged by Wells Fargo, N.A.

99.13

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor, and PHH, as seller and as servicer

99.14

the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among the Depositor, the Trustee and PHH, as seller and as servicer, and as acknowledged by Wells Fargo, N.A.

99.15

the conduit Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among GSMC, the Depositor and Countrywide

99.16

the conduit Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, by and among the Depositor, the Trustee and as acknowledged by Wells Fargo, N.A.